Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	Three	Three
	months	months
	ended	ended
	March 31	March 31
	2006	2005
	(Unaudited)	(Unaudited)
Operating Revenue:
Management fee revenue-net	$220,102	$217,736
Premiums earned	54,026	53,648
Service agreement revenue	7,592	4,787

Total operating revenue	281,720	276,171

Operating Expenses:
Cost of management operations	183,154	167,940
Losses and loss adjustment expenses incurred	30,053	32,677
Policy acquisition and other underwriting expenses	14,501	11,844

Total operating expenses	227,708	212,461

Investment Income – Unaffiliated:
Investment income, net of expenses	15,000	14,468
Net realized gains on investments	784	5,497
Equity in earnings of limited
partnerships	4,142	2,111

Total investment income — unaffiliated	19,926	22,076

Income before income taxes and equity in earnings of Erie Family
Life Insurance Company	73,938	85,786
Provision for income taxes	25,077	28,729
Equity in earnings of Erie Family Life Insurance Company, net of tax	605	714

Net income	$49,466	$57,771

Net income per share — basic
Class A common stock	$0.81	$0.91

Class B common stock	$121.08	$138.84

Net income per share — diluted	$0.73	$0.83

Weighted average shares outstanding

Basic:
Class A common stock	60,630,395	62,926,683

Class B common stock	2,833	2,851

Diluted shares	67,505,125	69,845,958

Dividends declared per share
Class A common stock	$0.36	$0.325

Class B common stock	$54.00	$48.75

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(Dollars in thousands, except per share data)

	Three	Three
	months	months
	ended	ended
	March 31	March 31
	2006	2005
	(Unaudited)	(Unaudited)
MANAGEMENT OPERATIONS
Management fee revenue	$232,935	$230,409
Service agreement revenue	7,592	4,787

Total revenue from management operations	240,527	235,196
Cost of management operations	193,825	177,714

Income from management operations	46,702	57,482

INSURANCE UNDERWRITING OPERATIONS
Premiums earned	54,026	53,648

Losses and loss adjustment expenses incurred	30,053	32,677
Policy acquisition and other underwriting expenses	16,663	14,742

Total losses and expenses	46,716	47,419

Underwriting gain	7,310	6,229

INVESTMENT OPERATIONS
Investment income, net of expenses	15,000	14,468
Net realized gains on investments	784	5,497
Equity in earnings of limited	4,142	2,111
partnerships
Equity in earnings of Erie Family Life Insurance Company	651	767

Net revenue from investment operations	20,577	22,843

Income before income taxes	74,589	86,554
Provision for income taxes	25,123	28,783

Net income	$49,466	$57,771

Net income per share – Class A basic	$0.81	$0.91

Net income per share – Class B basic	$121.08	$138.84

Net income per share — diluted	$0.73	$0.83

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	67,505	69,846

Amounts presented on a segment basis are presented gross of intercompany/intersegment items

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

(Dollars in thousands, except per share data)

Definition on Non-GAAP and Operating Measures

Management believes that investors’ understanding of the Company’s performance is enhanced by the disclosure of the following non-GAAP financial measure. The Company’s method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

The Company uses operating income to evaluate the results of operations. It reveals trends in the Company’s management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes of the Company. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s performance. The Company is aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business.

The following table reconciles operating income and net income for the periods ended March 31, 2006 and 2005:

	Three months	Three months
	ended March 31	ended March 31
	2006	2005
	(Unaudited)	(Unaudited)
(in thousands)
Operating income	$48,956	$54,199
Net realized gains on investments	784	5,497
Income tax expense on realized gains	(274)	(1,925)

Realized gains, net of income tax expense	510	3,572

Net income	$49,466	$57,771

	Three months	Three months
	ended March 31	ended March 31
	2006	2005

	(Unaudited)	(Unaudited)
Per Share Information – Diluted
Operating income	$0.72	$0.78
Net realized gains on investments	0.01	0.08
Income tax expense on realized gains	0.00	(0.03)

Realized gains, net of income tax expense	0.01	0.05

Net income	$0.73	$0.83

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(Dollars in thousands, except per share data)

	March 31	December 31
	2006	2005
	(Unaudited)
ASSETS
Investments
Fixed maturities	$925,689	$972,210
Equity securities
Preferred stock	137,048	170,773
Common stock	106,554	95,561
Other invested assets	180,544	158,044

Total investments	1,349,835	1,396,588
Cash and cash equivalents	7,132	31,666
Equity in Erie Family Life Insurance Company	52,434	55,843
Premiums receivable from policyholders	258,083	267,632
Receivables from affiliates	1,179,860	1,176,419
Other assets	158,871	173,113

Total assets	$3,006,215	$3,101,261

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$997,124	$1,019,459
Unearned premiums	443,269	454,409
Other liabilities	306,953	348,791

Total liabilities	1,747,346	1,822,659
Total shareholders’ equity	1,258,869	1,278,602

Total liabilities and shareholders’ equity	$3,006,215	$3,101,261

Book value per share	$18.74	$18.81

Shares outstanding	67,189	67,962

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three months	Three months ended
	ended March 31	March 31
	2006	2005
(Dollars in thousands)
	(Unaudited)
PROPERTY AND CASUALTY GROUP INSURANCE UNDERWRITING OPERATIONS (SAP BASIS)
Direct underwriting results
Direct written premium	$942,768	$971,825

Premiums earned	983,829	991,283
Loss and loss adjustment expenses incurred	522,490	574,052
Policy acquisition and other underwriting expenses	301,474	270,613

Total losses and expenses	823,964	844,665

Direct underwriting income	159,865	146,618
Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	689	(3,619)
Assumed involuntary	(10,295)	(7,789)
Ceded	7,199	3,848

Nonaffiliated reinsurance underwriting loss	(16,805)	(15,256)

Net Underwriting Gain (SAP BASIS)	$143,060	$131,362

ERIE INDEMNITY INSURANCE UNDERWRITING OPERATIONS (SAP TO GAAP BASIS)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%

Indemnity preliminary underwriting gain (SAP basis)	$7,868	$7,225
Excess-of-loss premiums ceded to the Exchange	0	(844)
Excess-of-loss changes to recoveries under the agreement	(145)	(340)
SAP to GAAP adjustments	(413)	188

Indemnity Underwriting Gain before tax (GAAP Basis)	$7,310	$6,229

Net Property & Casualty Group (SAP Basis)
Loss and LAE Ratio	54.9%	59.5%
Underwriting ratio	31.7	26.5
Policyholder dividends ratio	(0.1)	0.8

Statutory combined ratio	86.5	86.8

Adjusted combined ratio, excluding profit component	82.3	81.4
Loss ratio points from prior accident year reserve development-redundancy	(7.9)	(4.9)
Loss ratio points from salvage and subrogation recoveries collected	(3.1)	(3.0)

Total loss ratio point impact from accident years – redundancy	(11.0)	(7.9)

Loss ratio points from catastrophes	0.6	0.5
Erie Indemnity Company
GAAP combined ratio	86.5	88.4
GAAP loss ratio points from catastrophes	0.6	0.5

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC)

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three months	Three months
	ended March 31	ended March 31
	2006	2005
(In thousands)
	(Unaudited)
STATUTORY ACCOUNTING BASIS
Premiums earned	$928,408	$932,794

Losses and loss adjustment expenses	509,865	553,994
Insurance underwriting and other expenses	283,282	253,627

Total underwriting operations expenses	793,147	807,621

Net underwriting gain	135,261	125,173

Net investment income	80,064	79,635
Net realized gains	25,532	76,599
Federal income tax expense	(68,610)	(88,198)

Net income	$172,247	$193,209

	As of	As of
	March 31	December 31
	2006	2005
(In thousands)	(Unaudited)
STATUTORY ACCOUNTING BASIS
Cash and invested assets	$8,268,390	$7,917,615
Other assets	1,062,272	1,152,648

Total assets	$9,330,662	$9,070,263

Claims and unearned premium reserves	$4,978,037	$5,058,764
Other liabilities	742,082	629,749

Total liabilities	5,720,119	5,688,513
Policyholders’ surplus	3,610,543	3,381,750

Total liabilities and policyholders’ surplus	$9,330,662	$9,070,263

Management fee revenue by line of business-Segment basis:

	Three months	Three months
	ended	ended
	March 31	March 31%
	2006	2005	Change
(in thousands)
Private passenger auto	$111,055	$112,858	-1.6%
Commercial auto	21,198	20,510	3.4
Homeowners	36,656	36,097	1.5
Commercial multi-peril	29,436	27,624	6.6
Workers’ compensation	24,316	23,994	1.3
All other lines of business	10,674	9,726	9.7

	233,335	230,809	1.1%
Change in allowance for management fee returned on cancelled policies	(400)	(400)

Management fee revenue, after changes in allowance	$232,935	$230,409	1.1%

Management fee rate	24.75%	23.75%	4.2%

Growth rate of policies in force for Property and Casualty Group insurance operations:

	Private	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	passenger	growth		growth	personal lines	growth	Personal	growth
Date	auto	rate	Homeowners	rate	of business	rate	lines	rate
03/31/2004	1,678,496	3.4%	1,335,763	5.8%	275,970	7.2%	3,290,229	4.7%

06/30/2004	1,686,524	2.2	1,347,409	4.2	278,547	5.3	3,312,480	3.3

09/30/2004	1,682,561	1.0	1,350,899	2.6	278,707	3.4	3,312,167	1.9

12/31/2004	1,670,804	(0.1)	1,347,671	1.5	278,974	2.4	3,297,449	0.8

03/31/2005	1,661,955	(1.0)	1,343,803	0.6	279,927	1.4	3,285,685	(0.1)

06/30/2005	1,658,278	(1.7)	1,350,491	0.2	282,670	1.5	3,291,439	(0.6)

09/30/2005	1,651,629	(1.8)	1,354,487	0.3	285,134	2.3	3,291,250	(0.6)

12/31/2005	1,640,563	(1.8)	1,353,912	0.5	286,604	2.7	3,281,079	(0.5)

03/31/2006	1,636,048	(1.6)	1,356,885	1.0	289,964	3.6	3,282,897	(0.1)

Growth rate of policies in force for Property and Casualty Group insurance operations:

		12-mth.	CML*	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	CML*	growth	multi-	growth	Workers'	growth	CML* lines	growth	CML*	growth
Date	auto	rate	peril	rate	comp.	rate	of business	rate	lines	rate
03/31/2004	115,760	5.3%	206,937	6.2%	61,378	2.1%	86,344	6.1%	470,419	5.4%

06/30/2004	117,060	3.7	209,795	4.1	60,735	(1.9)	87,172	4.0	474,762	3.1

09/30/2004	117,090	2.4	210,012	2.4	59,863	(4.1)	87,921	2.5	474,886	1.5

12/31/2004	117,287	1.8	209,623	1.5	58,931	(5.4)	87,815	1.6	473,656	0.7

03/31/2005	117,382	1.4	209,619	1.3	57,949	(5.6)	87,877	1.8	472,827	0.5

06/30/2005	118,445	1.2	212,100	1.1	57,398	(5.5)	88,981	2.1	476,924	0.5

09/30/2005	118,555	1.3	212,939	1.4	56,877	(5.0)	90,074	2.4	478,445	0.7

12/31/2005	118,728	1.2	213,347	1.8	56,218	(4.6)	90,227	2.7	478,520	1.0

03/31/2006	118,587	1.0	214,461	2.3	55,254	(4.7)	90,301	2.8	478,603	1.2

Growth rate of policies in force for Property and Casualty Group insurance operations:

		12-mth.
	Total all	growth
Date	lines	rate
03/31/2004	3,760,648	4.7%

06/30/2004	3,787,242	3.2

09/30/2004	3,787,053	1.8

12/31/2004	3,771,105	0.7

03/31/2005	3,758,512	(0.1)

06/30/2005	3,768,363	(0.5)

09/30/2005	3,769,695	(0.5)

12/31/2005	3,759,599	(0.3)

03/31/2006	3,761,500	0.1

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations:

	Private			CML*		All other
	passenger	CML*		multi-	Workers'	lines of
Date	auto	auto	Homeowners	peril	comp.	business	Total
03/31/2004	91.2%	89.7%	89.0%	87.6%	88.1%	87.5%	89.8%

06/30/2004	90.7	89.0	88.4	86.7	86.7	86.8	89.2

09/30/2004	90.3	88.5	87.9	86.0	86.2	86.0	88.7

12/31/2004	90.0	88.3	87.6	85.3	85.8	85.8	88.4

03/31/2005	89.9	88.2	87.6	85.5	85.9	85.5	88.3

06/30/2005	89.8	87.8	87.8	85.0	85.8	85.5	88.3

09/30/2005	89.9	88.0	88.0	85.1	86.0	85.6	88.4

12/31/2005	90.0	87.9	88.2	85.4	86.2	86.0	88.6

03/31/2006	90.1	88.0	88.6	85.9	86.0	86.2	88.8

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three months	Three months ended
	ended	March 31
	March 31	2005
	2006	—

Private passenger auto	86.7%	88.7%
Homeowners	72.3%	67.4%
Other personal lines	72.9%	73.7%
Total personal	82.8%	82.5%
Commercial multi-peril	85.0%	59.6%
Commercial auto	81.6%	80.2%
Workers’ compensation	66.1%	82.7%
Other commercial lines	63.5%	69.1%
Total commercial	76.2%	72.5%
Grand total-direct business only•	80.4%	79.6%

• The adjusted statutory combined ratio removes the profit component of the management fee earned by the Company.